CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT 10.16.3

Second Amendment (“AMENDMENT”) to

Portal and Advertising Services Agreement

This Second Amendment is entered into and effective as of December 5, 2016 (the “Amendment Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., and hereby amends the Portal and Advertising Services Agreement, as amended (the “Agreement”) between them which has an effective date of May 1, 2016, as set forth below. Capitalized terms used, but not defined in this Amendment shall have the meanings ascribed to them in the Agreement.

1.	A new Section 2.2(b)(vii) is added to the Agreement and shall read as follows:

(vii)

No later than [*] Synacor shall invoice AT&T for an amount equal to [*] and AT&T shall pay such invoice within [*].  Synacor shall [*] procure additional Synacor Content as specifically directed by AT&T for placement on the Portal (including any Portal Applications). [*]

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[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*] Synacor [*] efforts to procure and manage the Synacor Content described in this clause (vii), and to that end, Synacor will provide quarterly reporting from the Portal Team [*].

2.	In the sixth sentence of Section 7.2(a) of the Agreement [*] such that the sentence now reads as follows:

[*]

3.	Section 8.1(d) of the Agreement is replaced in its entirety with the following:

(d)AT&T and Synacor will work to determine mutually acceptable economic payment terms to Synacor associated with AT&T Content sourced from a Third Party before it is made available on the Portal and Portal Applications since AT&T deal terms may vary with each Third Party Content provider from whom such Content is procured.  In addition, the Parties recognize that certain Synacor Content to be made available on the Portal may be sourced from a Third Party on terms that deviate from Synacor’s standard deal terms for Third Party Content [*].  In those instances where deal terms for Synacor Content deviate from Synacor’s standard terms [*] the Parties will work in good faith to determine mutually acceptable economic payment terms associated with any such Synacor Content before it is made available on the Portal. [*]

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[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*]

4.	Exhibit 6 has been finalized by the Parties pursuant to Section 15.2(e) of the Agreement, and the version of Exhibit 6 attached to this Amendment is hereby incorporated into the Agreement.

5.	Exhibit 13 is replaced in its entirety with the new Exhibit 13 attached to this Amendment.

6.	[*]

7.	Exhibit 23 (SISR) is replaced in its entirety with the new Exhibit 23 attached to this Amendment.

8.

The Parties acknowledge that Exhibit 32 was not finalized by the Parties at the time that the original Agreement was executed and agree that the Parties have since finalized such Exhibit. Therefore, the version of Exhibit 32 attached to this Amendment is hereby incorporated into the Agreement.

9.

Portal Design Engagement.  Synacor and AT&T have agreed that Synacor will retain the services of the consulting firm, [*] for the purpose of providing certain services in connection with the design, development and launch of the Growth Portal and certain aspects of the Core Portal.  The Parties also have agreed that Synacor will retain the services of [*] and may engage additional third party firms with AT&T’s approval, to supplement certain aspects of the [*] engagement. [*], and any such approved third party firm are hereinafter collectively referred to as the “Design Firm.” Certain terms and conditions relating to the Design Firm engagement are set forth in the Statement of Work attached to this Amendment as Appendix 1.

10.	Except as set forth in this Amendment all other terms of the Agreement remain unchanged.

11.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on following page]

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IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized officers or representatives as of the Amendment Effective Date.

SYNACOR, INC.

By: _____/s/Himesh Bhise____________________

Name: ___Himesh Bhise____________________

Title:  ____CEO___________________

Date: ____12-5-16____________________

AT&T SERVICES, INC.

(for and on behalf of its operating Affiliates)

By: ____/s/Benjamin Carroll______________________

Name: ___Benjamin Carroll_____________________

Title: ____Exec. Dir_____________________

Date: ____12/5/16_____________________

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CONFIDENTIAL TREATMENT REQUESTED

Appendix 1

Statement of Work

Growth Portal Design

This Statement of Work (“SOW”), effective July 11, 2016, is entered into as of December 5, 2016 (the “SOW Effective Date”), by and between AT&T Services, Inc., for and on behalf of its operating Affiliates, and Synacor, Inc., pursuant to the Portal and Advertising Services Agreement, as amended (the “Agreement”), between them which has an effective date of May 1, 2016.  Capitalized terms used, but not defined in this SOW shall have the meanings ascribed to them in the Agreement.

1.

Portal Design Services. Subject to the terms set forth in this SOW, Synacor and AT&T have agreed that Synacor will retain the services of the consulting firm [*] for the purpose of providing certain services in connection with the design, development and launch of the Growth Portal and certain aspects of the Core Portal. The Parties also have agreed that Synacor will retain the services of [*] and may engage additional third party firms with AT&T’s approval, to supplement certain aspects of the [*] engagement. [*] and any such approved third party firm are hereinafter collectively referred to as the “Design Firm.” Synacor will enter into one or more agreements with the Design Firm for the aforementioned purpose (collectively, the “Design Firm Agreement”). The Design Firm shall be collectively retained solely on a consultant – “work for hire” basis.

2.	Payment. [*]

3.	[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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[*]

4.

Definition of Commercialized. For the purposes herein, Designs and Ideas are deemed to have been “Commercialized” by a Party if such Party or any of its Affiliates or licensees incorporates any of the Designs and Ideas into a product or service of such Party or its Affiliates or licensee and then offers to sell, sells, or otherwise makes such product or service commercially available to third parties.

5.	[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

[*]

6.	[*]

a.

[*] Except as may be provided  pursuant to the preceding sentence, THE DESIGNS AND IDEAS ARE PROVIDED BY SYNACOR TO AT&T “AS IS” WITHOUT WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE AND NON-INFRINGEMENT.

b.

Without limiting Synacor’s indemnification obligations as set forth in the Agreement, Synacor agrees to defend, indemnify and hold harmless AT&T and the AT&T Indemnified Parties from and against, and to pay any liabilities, damages, fines, penalties, assessments, interest and expenses, including reasonable attorneys’ fees, arising from any Third Party Claim alleging that [*].

c.

THE FOREGOING INDEMNITY STATES SYNACOR’S ENTIRE LIABILITY FOR THE DESIGNS AND IDEAS, INCLUDING THE IMPLEMENTATION THEREOF, AND EXCEPT AS SET FORTH IN PARAGRAPH 6.b. ABOVE, SYNACOR SHALL NOT BE LIABLE TO AT&T WITH RESPECT TO DESIGNS AND IDEAS, INCLUDING THE IMPLEMENTATION THEREOF, FOR ANY DIRECT OR INDIRECT DAMAGES, INCLUDING WITHOUT LIMITATION, SPECIAL, INDIRECT, INCIDENTAL, PUNATIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, DAMAGES RESULTING FROM LOSS OF BUSINESS, PROFITS OR GOODWILL, WHETHER OR NOT ADVISED OR AWARE OF THE POSSIBILITY OF SUCH DAMAGES.

7.	Miscellaneous.

a.

If there is any inconsistency between the terms of the Agreement and the terms of this SOW, this SOW shall prevail for purposes of this SOW only and except as expressly amended, supplemented or modified by this SOW, the Agreement is unmodified and shall remain in full force and effect.

b.	This SOW may be executed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Signatures on following page]

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IN WITNESS WHEREOF, the Parties have executed this SOW by their duly authorized officers or representatives as of the SOW Effective Date.

SYNACOR, INC.

By: ____/s/Himesh Bhise_____________________

Name: __Himesh Bhise_____________________

Title:  ___CEO____________________

Date: ____12-5-16____________________

AT&T SERVICES, INC.

(for and on behalf of its operating Affiliates)

By: ____/s/Benjamin Carroll______________________

Name: __Benjamin Carroll______________________

Title: ____Exec Dir_____________________

Date: ____12/5/16_____________________

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 6 - Final

Exhibit 6

Cookies

This Exhibit 6 (Cookies), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 6 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 13

Exhibit 13

Human Resources Requirements

This Exhibit 13 (Human Resources Requirements), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 13 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

1.	[*]
2.	Key Synacor Personnel:

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 23 - Final

Exhibit 23

SISR

This Exhibit 23 (SISR), is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).  All capitalized terms not otherwise defined in this Exhibit 23 shall have the meanings ascribed to them in the Agreement or the other exhibits thereto.

AT&T Supplier Information Security Requirements [*]

[*]

Proprietary and Confidential

This Exhibit and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier except under written agreement by the contracting parties.

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

Exhibit 32

Exhibit 32

[*]

This Exhibit 32 [*] is an exhibit to the Portal and Advertising Services Agreement, effective as of May 1, 2016 (the “Agreement”), between AT&T Services, Inc. (“AT&T”) and Synacor, Inc. (“Synacor”).

[*]

[*] = CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.